UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 9, 2006
                                                        (January 3,2006)

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                    001-32168             65-0652634
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  (State or other jurisdiction of        (Commission        (IRS Employer
           incorporation)                File Number)       Identification No.)


   301 North Cattlemen Road, Suite 300, Sarasota, Florida              34232
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       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (941) 364-8886
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry Into a Material Definitive Agreement

         On January 3, 2006, Global Signal Inc. (the "Company") executed several indexed deferred shares award agreements, substantially in the form filed herewith as Exhibit 10.1 - Form of Indexed Deferred Shares Award Agreement (the "Indexed Deferred Shares Award Agreement") and incorporated herein by reference in its entirety, with certain employees, including Jeffrey Klopf (who was granted 1,163 deferred shares, as may be modified as discussed below) pursuant to the Global Signal Inc. Omnibus Stock Incentive Plan (the "Plan").

         A copy of the Plan was filed as Exhibit 10.21 to the Company's Registration Statement on Form S-11, filed on February 13, 2004, and is incorporated herein by reference. The following is a summary of the material terms of the Indexed Deferred Shares Award Agreement, which is qualified in its entirety be reference to Exhibit 10.1.

         Under the Indexed Deferred Shares Award Agreement, the Company grants to the employee an indexed deferred shares award (the "Indexed Deferred Shares Award"), which represents the right to receive up to that number of shares of common stock, par value $0.01, of the Company (the "Common Stock"), equal to up to 150% of an initial amount of shares (the "Deferred Shares") determined by a formula set forth in the Indexed Deferred Shares Award Agreements. The amount of shares that each employee may receive pursuant to the Indexed Deferred Shares Award is based on the Company's annualized dividend declared in respect of the fourth quarter of 2006. The interest of the employee in the Indexed Deferred Shares Award will vest as to one-third of such Deferred Shares on December 31, 2008, and as to an additional one-third on December 31, 2009 and as to the last one-third on December 31, 2010, conditioned upon the employee's continued employment with the Company as of each vesting date. In the event of the employee's termination, the Indexed Deferred Shares Award Agreements contain provisions that provide for the amount of shares that each employee may be entitled to receive pursuant to the Indexed Deferred Shares Award depending upon the circumstances surrounding the termination. The Indexed Deferred Shares Award and the right to receive any award thereunder may not be sold, pledged or otherwise transferred until the applicable shares become vested. The employee shall have no rights of a shareholder, including the right to vote and receive cash dividends, with respect to any shares of Common Stock under the Indexed Deferred Shares Award until the shares thereunder vest, provided, however, that, subject to the employee's continued employment with the Company as of each record date, the employee will be entitled to receive a cash payment (less applicable withholding) equal to the amount of any dividends paid on the Common Stock on any unvested shares covered by the Indexed Deferred Shares Award, as such number of shares may have been modified as discussed above.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

EXHIBIT NO.       DESCRIPTION

10.1              Form of Indexed Deferred Shares Award Agreement


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GLOBAL SIGNAL INC.
                                                  (Registrant)


                                                 /s/ Jeffrey A. Klopf
                                                 --------------------------
                                                 Jeffrey A. Klopf
                                                 Executive Vice President,
                                                 General Counsel and Secretary

Date: January 9, 2006


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                                 EXHIBIT INDEX

Exhibit Number        Exhibit
--------------        ----------------------------------------------------------

10.1                  Form of Index Deferred Shares Award Agreement